UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

The RealReal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 150

San Francisco, CA 94133

(Address of Principal Executive Offices, including Zip Code)

(855) 435-5893

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On February 10, 2025 (the “Effective Date”), The RealReal, Inc. (the “Company”) entered into private, separately negotiated debt exchange transactions pursuant to an exchange agreement (the “Exchange Agreement”) with certain Noteholder Parties (as defined therein), pursuant to which the parties agreed to exchange $183,341,000 in aggregate principal amount of the holders’ 1.00% Convertible Senior Notes due 2028 (the “Exchanged Notes”) for $146,685,000 in aggregate principal amount of the Company’s 4.00% Convertible Senior Notes due 2031 (the “New Notes”), issued pursuant to the Indenture (as defined below) (the “Exchange Transactions”). The Exchange Agreement contains representations, warranties and covenants customary for transactions of this type and described in greater detail in the Exchange Agreement. The Exchange Transactions were consummated on the Effective Date, following the satisfaction of the closing conditions described in the Exchange Agreement. The Company did not receive any cash proceeds from the Exchange Transactions.

The New Notes were issued in private placement transactions pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), including Regulation D and/or Regulation S thereunder, as applicable.

Indenture

On the Effective Date, in connection with the Exchange Transactions, the Company issued $146,685,000 in aggregate principal amount of New Notes pursuant to that certain Indenture, dated as of the Effective Date (the “Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

The New Notes accrue interest at a rate of 4.00% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2025; provided that, solely with respect to the interest payment due on August 15, 2025, the New Notes shall bear additional interest at the rate of 1.25% per year from September 1, 2024 to, but excluding, the Effective Date, being paid in consideration for the accrued and unpaid interest on the Exchanged Notes. The maturity date of the New Notes is February 15, 2031. The initial conversion rate applicable to the New Notes is 95.5795 shares of common stock per $1,000 principal amount of New Notes (which is equivalent to an initial conversion price of approximately $10.46 per share). The conversion rate is subject to adjustment upon the occurrence of certain specified events, but will not be adjusted for accrued and unpaid interest. In addition, upon the occurrence of a “Make-Whole Fundamental Change” (as defined in the Indenture), the Company will, in certain circumstances, increase the conversion rate by a number of additional shares for a holder that elects to convert its New Notes in connection with such Make-Whole Fundamental Change.

The New Notes will be redeemable, in whole or in part, at the Company’s option at any time, and from time to time, on or after February 15, 2028, to, but excluding, February 15, 2030, if the last reported sale price per share of the Company’s common stock has been at least 120% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption, at a redemption price equal to 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (such a redemption, a “Provisional Redemption” and such price, the “Redemption Price”). Calling any New Note for a Provisional Redemption will constitute a Make-Whole Fundamental Change with respect to that New Note, in which case the conversion rate applicable to the conversion of that New Note will be increased in certain circumstances if it is converted after it is called for redemption. In addition, the New Notes will be redeemable, in whole or in part, at the Company’s option at any time, and from time to time, on or after February 15, 2030, at the Redemption Price (such redemption, a “Par Redemption”). A Par Redemption will not constitute a Make-Whole Fundamental Change, and the conversion rate will not be increased in respect of any New Note converted following the Company calling the New Notes for Par Redemption.

Prior to the close of business on the business day immediately preceding November 15, 2030, the New Notes will be convertible only under the following circumstances: (1) during any fiscal quarter commencing after the fiscal quarter ending on June 30, 2025 (and only during such fiscal quarter), if the last reported sale price of the Company’s common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding fiscal quarter is greater than or equal to 125% of the conversion price on each applicable trading day; (2) during the five-business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of New Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the conversion rate on each such trading day; (3) if the Company calls such New Notes for Provisional Redemption or Par Redemption, at any time until the close of business on the second scheduled trading day prior to the redemption date; or (4) upon the occurrence of specified corporate events. On or after November 15, 2030, holders may convert all or any portion of their New Notes at any time prior to the close of business on the scheduled trading day immediately preceding the maturity date regardless of the foregoing conditions. Upon conversion, the New Notes will be settled, at the Company’s election, in cash, shares of the Company’s common stock, or a combination of cash and shares of the Company’s common stock.

The New Notes are unsecured and unsubordinated obligations of the Company and rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes; rank equal in right of payment to any existing and future unsecured indebtedness of the Company that is not so subordinated, including the Company’s 3.00% Convertible Senior Notes due 2025 and 1.00% Convertible Senior Notes due 2028 that were not exchanged; are effectively subordinated in right of payment to any secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness, including the Company’s 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029; and are structurally subordinated to all future indebtedness and other liabilities of and obligations incurred by future subsidiaries of the Company (including trade payables).

The Indenture does not contain any financial or operating covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by the Company or its subsidiaries (if any). The Indenture contains customary terms and covenants and events of default for instruments of its type. If any event of default (other than certain events of bankruptcy, insolvency or reorganization involving the Company) occurs and is continuing, then, the Trustee, by written notice to the Company, or holders of at least 25% of the aggregate principal amount of New Notes then outstanding, by written notice to the Company and the Trustee, may declare 100% of the principal amount of, and accrued and unpaid interest, if any, on, all the outstanding New Notes to be due and payable immediately. If an event of default involving certain events of bankruptcy, insolvency or reorganization occurs with respect to the Company (and not solely with respect to a significant subsidiary of the Company) and is continuing, then 100% of the principal amount of, and accrued and unpaid interest, if any, on, all the outstanding New Notes will automatically become due and payable immediately without any declaration or other act on the part of the Trustee or any holder.

The foregoing description of the Indenture, the form of New Note and the Exchange Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Indenture, the form of New Note and the Exchange Agreement, copies of which are included as Exhibits 4.1, 4.2 and 10.1 hereto, respectively, and are incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On the Effective Date, the Company issued a press release in connection with the Exchange Transactions announcing certain anticipated financial results for the fourth fiscal quarter and fiscal year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information in Item 2.02 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02. This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Initially, a maximum of 17,525,087 shares of common stock may be issued upon conversion of the New Notes, based on the initial maximum conversion rate of 119.4743 shares of common stock per $1,000 principal amount of New Notes, which is subject to customary anti-dilution adjustment provisions.

Item 7.01	Regulation FD Disclosure.

On the Effective Date, the Company issued a press release in connection with the Exchange Transactions announcing certain anticipated financial results for the fourth fiscal quarter and fiscal year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Information set forth in this Current Report (including any information incorporated by reference herein), contains forward-looking statements relating to, among other things, the future performance of The RealReal that are based on the Company’s current expectations, forecasts and assumptions and involve risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “target,” “contemplate,” “project,” “believe,” “estimate,” “predict,” “intend,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. These statements include, but are not limited to, statements about future operating and financial results, including our strategies, plans, commitments, objectives and goals, in particular in the context of the impacts of recent geopolitical events, including the conflict between Russia and Ukraine and the Israel-Hamas war, and uncertainty surrounding macro-economic trends, the debt exchange, financial guidance, anticipated growth in 2025, the anticipated impact of generative AI, and long-range financial targets and projections. Actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of future performance. Other factors that could cause or contribute to such differences include, but are not limited to, inflation, macroeconomic uncertainty, geopolitical instability, any failure to generate a supply of consigned goods, pricing pressure on the consignment market resulting from discounting in the market for new goods, failure to efficiently and effectively operate our merchandising and fulfillment operations, labor shortages and other reasons.

More information about factors that could affect the company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting the Company’s Investor Relations website at https://investor.therealreal.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this Current Report, which are based on information available to the Company on the date hereof. The Company assumes no obligation to update such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of February 10, 2025, by and between The RealReal, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 4.00% Convertible Senior Note due 2031 (included as Exhibit A to Exhibit 4.1).

10.1	Exchange Agreement, dated as of February 10, 2025, by and among The RealReal, Inc. and the Noteholder Parties.*

99.1	Press Release, dated as of February 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC.

The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: February 10, 2025	By:	/s/ Ajay Madan Gopal
Ajay Madan Gopal

Chief Financial Officer

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